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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2000

                               US DIAGNOSTIC INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        1-13392                                            11-3164389
--------------------------               ---------------------------------------
(Commission File Number)                    (IRS Employer Identification No.)

250 AUSTRALIAN AVENUE, SUITE 900, WEST PALM BEACH, FLORIDA           33401
----------------------------------------------------------      ---------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone no. including area code:  (561) 832-0006
                                                 ----------------

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 9, 2000, US Diagnostic Inc.'s (the "Company") Board of Directors approved a restructuring plan which allows for the sale of all or substantially all of its imaging centers. The stockholders approved the sale of the imaging centers and the restructuring plan at the annual stockholders' meeting held on July 21, 2000. Under the restructuring plan, the Company may reinvest in a new business or businesses the net proceeds from the imaging center sales. If the Company is unable to or chooses not to reinvest in a new business, the plan authorizes the Board to liquidate the Company through distributions to stockholders. The plan allows the Board to seek, at any time, debt refinancing as an alternative to the sale of the imaging centers.

On July 25, 2000, the Company and each seller named in Exhibit A of the Asset Purchase Agreement (the "Sellers"), a copy of which is attached as Exhibit 2(e) hereto and incorporated by reference herein, entered into an Asset Purchase Agreement with Comprehensive Diagnostic Imaging, Inc. and Comprehensive Medical Imaging, Inc. (collectively referred to as "CMI") whereby CMI agreed to purchase from the Sellers substantially all of the assets of 14 centers other than the Sellers' cash and cash equivalents, prepaid expenses, security deposits (except for one deposit) and accounts receivable. In addition, CMI agreed to assume certain liabilities of the Sellers with respect to such centers.

On September 20, 2000, the Sellers completed the transactions contemplated by such agreement other than with respect to one center, for which the consent to transfer was not obtained. The aggregate sales price for the assets was $32.0 million, consisting of cash received of $30.7 million, and debt assumed by CMI of $1.3 million. Immediately upon the closing, $3.0 million of the cash proceeds were used to repay a portion of the Company's revolving credit loan with DVI Business Credit Corporation, $5.8 million was paid to DVI Financial Services to repay a portion of an unsecured loan, and $13.8 million was paid as full payment on various equipment and cash flow notes.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Pro Forma Financial Information

                  (1) US Diagnostic Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000.

                  (2) Because the Company's imaging centers have been classified as discontinued operations in the Company's recent SEC filings, a presentation of pro forma statements of operations has not been presented.

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 gives effect to the sales of the sold centers as if they had occurred on June 30, 2000.

Had pro forma statements of operations been presented, there would have been no adjustments to the loss from continuing operations.


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                               US DIAGNOSTIC INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                                        AT JUNE 30, 2000
                                                                             ----------------------------------------------
                                                                                                CMI
                                                                             HISTORICAL     ADJUSTMENTS           PRO FORMA
                                                                             ----------     -----------           ---------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                                   $5,222       $ 30,689 (a)
                                                                                               (22,597)(b)        $13,314

     Net assets of discontinued operations                                       13,147         11,454 (b)
                                                                                                (1,747)(c)
                                                                                               (13,640)(d)
                                                                                                   (68)(e)
                                                                                                   (66)(f)
                                                                                                  (397)(g)          8,683
     Other receivables                                                               52             --                 52
     Prepaid expenses and other current assets                                      629             --                629
                                                                               --------       --------            -------
   Total Current Assets                                                          19,050          3,628             22,678

PROPERTY AND EQUIPMENT, net                                                       2,736             --              2,736

OTHER ASSETS                                                                        108             --                108
                                                                               --------        --------           -------
   TOTAL ASSETS                                                                $ 21,894       $  3,628           $ 25,522
                                                                               ========       ========           ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable and accrued expenses                                      $ 1,433          $   --          $  1,433
     Current portion of long-term debt                                               34              --                34
     Obligations under capital leases - current portion                             205              --               205
     Other current liabilities                                                       73              --                73
                                                                               --------        --------           -------
   TOTAL CURRENT LIABILITIES                                                      1,745              --             1,745

Long-term debt, net of current portion                                               93              --                93
Obligations under capital leases, net of current portion                            567              --               567
                                                                               --------        --------           -------
   TOTAL LIABILITIES                                                              2,405              --             2,405

STOCKHOLDERS' EQUITY
     Preferred stock                                                                 --              --                --
     Common stock                                                                   227              --               227
     Additional paid-in capital                                                 147,944              --           147,944
     Deferred stock-based compensation                                             (268)             --              (268)
     Accumulated deficit                                                       (128,414)          3,628(g)       (124,786)
                                                                               --------        --------           -------
                                                                                 19,489           3,628            23,117
                                                                               --------        --------           -------
   TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $ 21,894        $  3,628          $ 25,522
                                                                               ========        ========          ========




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PRO FORMA BALANCE SHEET ADJUSTMENTS AT JUNE 30, 2000:

(a) To reflect net proceeds of $32.0 million in cash less $1.3 million assumption of debt for CMI transaction.

(b)  To reflect payoff of other debt with proceeds from sale.

(c)  To reflect the sale of the applicable assets and liabilities to CMI.

(d)  To reflect the write-off of goodwill and other intangibles upon sale.

(e)  To reflect write-off of allocated network and computer software upon sale.

(f) To reflect write-off of certain prepaid expense upon sale of the related deposit.

(g) To reflect the estimated net gain net of state income taxes of $397,000 from the sale to CMI.


         (c)      Exhibits

                  2(a) Asset Purchase Agreement, dated July 25, 2000, by and among Comprehensive Diagnostic Imaging, Inc., Comprehensive Medical Imaging, Inc. and US Diagnostic Inc. and each seller named in Exhibit A of the Asset Purchase Agreement.

                  2(b) First Amendment to Asset Purchase Agreement dated August 31, 2000.

                  2(c) Second Amendment to Asset Purchase Agreement dated September 15, 2000.

                  2(d) Third Amendment to Asset Purchase Agreement dated September 20, 2000.

                  2(e)     Exhibit A of Asset Purchase Agreement.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 US DIAGNOSTIC INC.

Dated:  October 4, 2000          By: /s/ JOSEPH A. PAUL
                                     ------------------------------------------
                                         Joseph A. Paul
                                         President and Chief Executive Officer

                                 By: /s/ P. ANDREW SHAW
                                     ------------------------------------------
                                         P. Andrew Shaw
                                         Executive Vice President and Chief
                                         Financial Officer



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                                  Exhibit Index

EXHIBIT NO.       DESCRIPTION
-----------       -----------

     2(a) Asset Purchase Agreement, dated July 25, 2000, by and among Comprehensive Diagnostic Imaging, Inc., Comprehensive Medical Imaging, Inc. and US Diagnostic Inc. and each seller named in Exhibit A of the Asset Purchase Agreement.

     2(b)         First Amendment to Asset Purchase Agreement dated August 31,
                  2000.

     2(c)         Second Amendment to Asset Purchase Agreement dated September
                  15, 2000.

     2(d)         Third Amendment to Asset Purchase Agreement dated September
                  20, 2000.

     2(e)         Exhibit A of Asset Purchase Agreement.



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